Exhibit (g)(9)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

JPMORGAN CHASE BANK, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF July 30, 2014

Trust Name	Fund Name	Effective Date
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2060 Fund	July 30, 2014
Fidelity Aberdeen Street Trust	Fidelity Freedom 2060 Fund	July 30, 2014
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2005 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2010 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2015 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2020 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2025 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2030 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2035 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2040 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2045 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2050 Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom K 2060 Fund	July 30, 2014
Fidelity Aberdeen Street Trust	Fidelity Freedom K Income Fund	May 18, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2005 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2010 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2015 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2020 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2025 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2030 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2035 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2040 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2045 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2050 Fund	October 2, 2009
Fidelity Aberdeen Street Trust	Fidelity Freedom Index 2060 Fund	July 30, 2014
Fidelity Aberdeen Street Trust	Fidelity Freedom Index Income Fund	October 2, 2009
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Growth Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Income Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Growth & Income Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Leveraged Company Stock Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Consumer Discretionary Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Financial Services Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Health Care Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Industrials Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Technology Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Utilities Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund	January 1, 2007
Fidelity Boylston Street Trust	Strategic Advisers Multi-Manager 2060 Fund	July 30, 2014
Fidelity Capital Trust	Fidelity Focused Stock Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Stock Selector All Cap Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Discretionary Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Staples Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Emerging Markets Equity Central Fund	December 9, 2008
Fidelity Central Investment Portfolios LLC	Fidelity Energy Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Financials Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Floating Rate Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Health Care Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 1	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 2	March 20, 2008
Fidelity Central Investment Portfolios LLC	Fidelity Industrials Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Information Technology Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity International Equity Central Fund	December 10, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Materials Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Specialized High Income Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Telecom Services Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Utilities Central Fund	January 1, 2007
Fidelity Central Investment Portfolios II LLC	Fidelity Mortgage Backed Securities Central Fund	June 29, 2007
Fidelity Central Investment Portfolios II LLC	Fidelity Investment Grade Bond Central Fund	June 29, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 20%	January 1, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 30%	October 3, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 40%	October 3, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 50%	January 1, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 60%	October 3, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 70%	January 1, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 85%	January 1, 2007
Fidelity Commonwealth Trust	Fidelity Series 100 Index Fund	March 27, 2007
Fidelity Commonwealth Trust	Fidelity NASDAQ Composite Index Fund	January 1, 2007
Fidelity Commonwealth Trust	Fidelity NASDAQ Composite Index Tracking Stock Fund	January 1, 2007
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund	January 1, 2007
Fidelity Garrison Street Trust	Fidelity VIP Investment Grade Central Fund	January 1, 2007
Fidelity Hastings Street Trust	Fidelity Mega Cap Stock Fund	January 1, 2007
Fidelity Hereford Street Trust	Fidelity Government Money Market Fund	January 1, 2007
Fidelity Hereford Street Trust	Fidelity Money Market Fund	January 1, 2007
Fidelity Hereford Street Trust	Fidelity U.S. Treasury Money Market Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Diversified International Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Emerging Markets Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Japan Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Overseas Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Pacific Basin Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Worldwide Fund	January 1, 2007
Fidelity Money Market Trust	Retirement Government Money Market Portfolio	January 1, 2007
Fidelity Money Market Trust	Retirement Money Market Portfolio	January 1, 2007
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund	January 1, 2007
Fidelity Oxford Street Trust	Fidelity Series Commodity Strategy Fund	September 27, 2013
Fidelity Oxford Street II Trust	Fidelity Commodity Strategy Central Fund	September 27, 2013
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Puritan Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Cash Central Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund	January 1, 2007
Fidelity Salem Street Trust	Fidelity Investment Grade Bond Fund	January 1, 2007
Fidelity School Street Trust	Fidelity Global Bond Fund	May 9, 2012
Fidelity School Street Trust	Fidelity International Bond Fund	May 9, 2012
Fidelity Securities Fund	Fidelity Leveraged Company Stock Fund	January 1, 2007
Fidelity Summer Street Trust	Fidelity New Markets Income Fund	June 29, 2007
Fidelity Trend Fund	Fidelity Trend Fund	January 1, 2007
Variable Insurance Products Fund	Overseas Portfolio	January 1, 2007
Variable Insurance Products Fund III	Balanced Portfolio	January 1, 2007
Variable Insurance Products Fund III	Growth & Income Portfolio	January 1, 2007
Variable Insurance Products Fund III	Growth Strategies Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Consumer Discretionary Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Financial Services Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Health Care Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Industrials Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Technology Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Utilities Portfolio	January 1, 2007
Variable Insurance Products Fund V	Asset Manager Portfolio	June 29, 2007
Variable Insurance Products Fund V	Asset Manager: Growth Portfolio	June 29, 2007

Notes:

Addition of the following funds affective July 30, 2014

Fidelity Aberdeen Street Trust: Fidelity Advisor Freedom 2060 Fund

Fidelity Boylston Street Trust: Strategic Advisers Multi-Manager 2060 Fund

Fidelity Aberdeen Street Trust: Fidelity Freedom Index 2060 Fund

Fidelity Aberdeen Street Trust: Fidelity Freedom K 2060 Fund

Fidelity Aberdeen Street Trust: Fidelity Freedom 2060 Fund

The following fund mergers are affective July 25, 2014

Fidelity Aberdeen Street Trust: Fidelity Freedom K 2000 Fund merged into Fidelity Aberdeen Street Trust: Fidelity Freedom K Income Fund

Fidelity Aberdeen Street Trust: Fidelity Freedom Index 2000 Fund merged into Fidelity Aberdeen Street Trust: Fidelity Freedom Index Income Fund

Each of the Investment Companies Listed on Appendix "A: Attached Hereto, on Behalf of each of Their Respective Portfolios	JPMorgan Chase Bank

By: /s/ Stacie M. Smith	By: /s/ Cathy-Jo Reed
Name: Stacie M. Smith	Name: Cathy-Jo Reed
Title: Deputy Treasurer - Equity / High Income Funds Assistant Treasurer - Fixed Income Asset Allocation Funds Assistant Treasurer - Sector Portfolios	Title: Executive Director